SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the registrant [ X ]
Filed by a party other than the registrant [     ]
Check the appropriate box:
[     ] Preliminary Proxy Statement
[     ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[     ] Definitive Proxy Statement
[ X ] Definitive Additional Materials
[     ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

FNBH BANCORP, INC.
(Name of registrant as specified in its charter)

________________________________________________________________________
(Name of person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[ X ] No fee required
[     ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies: ______________________________________
(2)	Aggregate number of securities to which transaction applies:______________________________________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _________________________
(4)	Proposed maximum aggregate value of transaction: _____________________________________________
(5)	Total fee Paid: _________________________________________________________________________

[     ] Fee paid previously with preliminary materials
[     ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid: _________________________________________________________________
(2)	Form, schedule, or registration statement no.: __________________________________________________
(3)	Filing party: ___________________________________________________________________________
(4)	Date filed: ____________________________________________________________________________

FNBH BANCORP, INC.

101 E. Grand River Ave.
Howell, Michigan 48843

NOTICE OF ADJOURNMENT OF SPECIAL MEETING OF SHAREHOLDERS
PREVIOUSLY CALLED FOR DECEMBER 23, 2008 TO JANUARY 22, 2009

        FNBH Bancorp, Inc., a Michigan corporation (the “Corporation”), has adjourned the Special Meeting of Shareholders previously called by the Board of Directors for Tuesday, December 23, 2008. The Special Meeting will now be held at the main office of First National Bank in Howell, 101 East Grand River, Howell, Michigan, on Thursday, January 22, 2009, at 10:00 a.m., local time.

Any proxy or vote previously submitted for the adjourned
December 23, 2008 meeting is no longer valid.

YOU MUST SIGN AND RETURN A NEW PROXY CARD OR ATTEND
THE MEETING FOR YOUR VOTE TO BE COUNTED AT THE
ADJOURNED MEETING ON JANUARY 22, 2009.

        As set forth in the Corporation’s Notice of Special Meeting of Shareholders and Proxy Statement dated November 21, 2008, the Special Meeting was called in order to seek approval of an amendment to the Corporation’s Articles of Incorporation to authorize the Corporation to issue up to 500,000 shares of preferred stock.

        The Corporation has adjourned the Special Meeting in order to (a) revise the proposed amendment to its Articles of Incorporation to reduce the requested number of shares of preferred stock from 500,000 shares to 30,000 shares, and (b) disclose the Corporation’s election to withdraw its application for participation in the United States Department of the Treasury’s TARP Capital Purchase Program under the Emergency Economic Stabilization Act of 2008. These matters are further discussed in the enclosed Supplemental Proxy Statement.

        The adjourned Special Meeting is for the purpose of considering and acting upon the following proposals:

1.	To act on a proposed amendment to the Articles of Incorporation to authorize issuance of up to 30,000 shares of preferred stock;

2.	To grant management the authority to further adjourn, postpone, or continue the Special Meeting; and

3.	To conduct such other business as may properly come before the Special Meeting or any later adjournments thereof.

        The Corporation’s Board of Directors is not aware of any other business to come before the Special Meeting.

        Action may be taken on the foregoing proposals at the Special Meeting, as adjourned to the date specified, or on any dates to which, by later adjournment, the Special Meeting may be adjourned.  Shareholders of record at the close of business on November 12, 2008 are entitled to vote at the Special Meeting, as adjourned, and any later adjournments thereof.

        All proxies and broker votes previously submitted for the proposal to amend the Corporation's Articles of Incorporation to authorize the Corporation to issue up to 500,000 shares of preferred stock will be deemed null and void. YOU MUST SIGN AND RETURN A NEW PROXY CARD OR ATTEND THE MEETING FOR YOUR VOTE TO BE COUNTED AT THE ADJOURNED MEETING ON JANUARY 22, 2009.

        All proxies and broker votes previously submitted in favor of the proposal to amend the Corporation’s Articles of Incorporation to authorize the Corporation to issue up to 500,000 shares of preferred stock will be deemed null and void. A new proxy card is enclosed to enable you to vote on the proposals listed above at the adjourned Special Meeting. Your vote is important.  Whether or not you are able to attend the adjourned Special Meeting in person, it is important that your shares be represented.   If you received a copy of the proxy card by mail, you may sign, date, and mail the proxy card in the envelope provided.  Your vote can be changed if you attend the adjourned Special Meeting, withdraw your proxy, and vote in person.  Please vote as soon as possible.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Nancy Morgan Nancy Morgan, Secretary

Howell, Michigan
December 30, 2008

This Notice of Adjournment of Special Meeting of Shareholders and Supplemental Proxy Statement are being first mailed to shareholders on or about January 2, 2009. The cost of solicitation of proxies will be borne by the Corporation.  The prompt voting by shareholders will save the expense of further requests for proxies in order to obtain a quorum.

No matter how many shares you owned on the record date, your vote is important.

SUPPLEMENTAL PROXY STATEMENT

ADJOURNED SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD
JANUARY 22, 2009

Any proxy or vote previously submitted for the adjourned
December 23, 2008 meeting is no longer valid.

YOU MUST SIGN AND RETURN A NEW PROXY CARD OR ATTEND
THE MEETING FOR YOUR VOTE TO BE COUNTED AT THE
ADJOURNED MEETING ON jANUARY 22, 2009.

INTRODUCTION

        We are sending this Supplemental Proxy Statement to you as a shareholder of FNBH Bancorp, Inc., a Michigan corporation (the “Corporation”), in connection with the solicitation of proxies for the Special Meeting of shareholders. The Special Meeting was originally scheduled for December 23, 2008, but was adjourned to Thursday, January 22, 2009, at 10:00 a.m., local time. The Special Meeting will be held at the main office of First National Bank in Howell, 101 East Grand River, Howell, Michigan.  The Corporation’s Board of Directors (the “Board of Directors”) is soliciting proxies for use at the Special Meeting and at any further postponements or adjournments thereof.  Only shareholders of record as of the close of business on November 12, 2008, which we refer to as the record date, will be entitled to vote at the Special Meeting.  These supplemental proxy solicitation materials for the Special Meeting are being distributed on or about January 2, 2009, to shareholders of record as of the record date.

        These supplemental proxy materials amend the Corporation’s Notice of Special Meeting of Shareholders and Proxy Statement dated November 21, 2008 and supersede any statement made therein to the extent inconsistent with such supplemental materials.

INFORMATION ABOUT THE ADJOURNED SPECIAL MEETING

Why did the Corporation adjourn the previously called Special Meeting of shareholders?

        As set forth in the Corporation’s Notice of Special Meeting of Shareholders and Proxy Statement dated November 21, 2008, the Special Meeting was called in order to seek approval of an amendment to the Corporation’s Articles of Incorporation to authorize the Corporation to issue up to 500,000 shares of preferred stock.

        On November 13, 2008, the Corporation applied to participate in the United States Department of the Treasury’s TARP Capital Purchase Program under the Emergency Economic Stabilization Act of 2008 (the “Program”). Based upon a number of developments since the date of that application, the Board of Directors of the Corporation has concluded that the Corporation’s access to capital under the Program is uncertain and decided to withdraw its application to participate. To date, the Corporation understands that only a limited number of financial institutions headquartered in Michigan have been approved for participation in the Program. Given that fact, as well as the existence and substance of the written agreement between First National Bank in Howell (the “Bank”), a wholly owned subsidiary of the Corporation, and the Office of the Comptroller of the Currency, dated October 16, 2008, as disclosed in the Corporation’s Current Report on Form 8-K filed on October 16, 2008, the Corporation understands that its ability to participate in the Program would be unlikely.

        The Corporation’s decision to withdraw the application was further influenced by developments in the capital markets subsequent to the initiation of the Program and the submission of its application. Based upon discussions with the Corporation’s financial advisors, the Corporation understands that it may be able to access capital more readily from sources other than the federal government and under terms that may contain more flexibility than those required under the Program.

        Therefore, although the immediate need for authorization to issue preferred stock has subsided, the Corporation has decided not to cancel the Special Meeting. Instead, the Corporation has adjourned the Special Meeting to January 22, 2009.

When is the adjourned Special Meeting?

        Thursday, January 22, 2009, at 10:00 a.m., local time.

Where will the adjourned Special Meeting be held?

        The main office of First National Bank in Howell, 101 East Grand River, Howell, Michigan.

What items will be voted upon at the adjourned Special Meeting?

        Shareholders will be voting on the following matters:

1.	To act on a proposed amendment to the Articles of Incorporation to authorize issuance of up to 30,000 shares of preferred stock;

2.	To grant management the authority to further adjourn, postpone, or continue the Special Meeting; and

3.	To conduct such other business as may properly come before the Special Meeting or any later adjournments thereof.

Why is the amendment to the Articles necessary?

        The Board of Directors believes the creation of preferred stock is advisable and in the best interests of the Corporation and its shareholders for several reasons.  The authorization of the preferred stock would permit the Board of Directors to issue such stock without further shareholder approvals or delay, thereby providing the Corporation with flexibility in structuring capital-raising transactions.  The preferred stock would enable the Corporation to respond promptly to and take advantage of market conditions and other favorable opportunities without incurring the delay associated with calling a special shareholders’ meeting to approve a contemplated stock issuance.  Although the Corporation presently contemplates no particular transaction involving the issuance of preferred stock, management of the Corporation believes that preferred stock may be a component in future raising of capital. While the terms of any capital raise would depend on the circumstances, the Corporation contemplates offering to existing shareholders the right to participate in any such future capital raise involving preferred stock.

Why has the number of shares of preferred stock in the proposed amendment to the Articles decreased?

        The Board of Directors previously sought approval to authorize 500,000 shares of preferred stock. In consideration of shareholder concern that 500,000 shares of preferred stock was unnecessarily high, the Board of Directors decided to seek approval of an amendment to the Corporation’s Articles of Incorporation to authorize the Corporation to issue up to 30,000 shares of preferred stock.

Why did the Corporation withdraw its application to participate in the Program?

        As noted above, on November 13, 2008, the Corporation applied to participate in the United States Department of the Treasury’s TARP Capital Purchase Program under the Emergency Economic Stabilization Act of 2008 (the “Program”). Subsequent to such application, the Corporation has been monitoring the transactions completed under the Program and understands that only a limited number of financial institutions headquartered in Michigan have been approved for participation in the Program. In addition, the Corporation has had discussions with the Office of the Comptroller of the Currency (the “Comptroller”), the primary regulator for the Corporation’s subsidiary bank, First National Bank in Howell. Based on those discussions and the existence and substance of the bank’s written agreement with the Comptroller, the Board concluded that the approval of its application to participate in the Program is unlikely. As a result, the Corporation has formally withdrawn its application to participate in the Program.

Who can vote?

        You are entitled to vote your common stock if the Corporation’s records show that you held shares of the Corporation’s common stock as of the close of business on November 12, 2008, the record date for the Special Meeting, as adjourned.

        Each shareholder is entitled to one vote for each share of common stock held on November 12, 2008.  On November 12, 2008, there were 3,118,325 shares of common stock issued and outstanding.  Common stock is the Corporation’s only class of voting securities.

How do I vote?

        You can vote on matters that are properly presented at the Special Meeting in two ways:

•	Vote by returning your proxy card by mail; or

•	You may attend the Special Meeting and cast your vote in person.

        Unless you instruct otherwise, your proxies will vote your shares FOR the amendment to the Articles of Incorporation to authorize issuance of the preferred stock, FOR the proposal to further adjourn, postpone, and continue the adjourned Special Meeting, and in their discretion on any other proposal considered at the Special Meeting.

How do I vote if my shares are held in “street name”?

        If your shares are held in an account at a brokerage firm, a bank, or other nominee, then that party is considered the shareholder of record for voting purposes and should give you instructions for voting your shares.  As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

        Your bank or broker is not permitted to vote your shares in its discretion on your behalf.  If your shares are held in “street name,” you must instruct your bank or broker how to vote your shares at least 10 days prior to the Special Meeting.  Otherwise, your shares may not be voted at the January 22, 2009, meeting.  If you want to assure that your shares are voted in accordance with your wishes on the proposal to amend the Corporation’s Articles of Incorporation and for any further adjournment of the Special Meeting, you should complete and return your voting instruction form before January 12, 2009.

How do I change or revoke my proxy?

        Shareholders who execute proxies retain the right to revoke them at any time before they are exercised.  Unless revoked, the shares represented by such proxies will be voted at the adjourned Special Meeting and all adjournments thereof.  Proxies may be revoked by written notice to the Secretary or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Special Meeting.  A proxy will not be voted if a particular shareholder attends the Special Meeting and revokes his/her proxy by notifying the Secretary at the Special Meeting.  Any shareholder who attends the Special Meeting and revokes his/her proxy may vote in person.  However, your attendance at the Special Meeting alone will not revoke your proxy.  If you instructed a broker, bank, or other nominee to vote your shares and you would like to revoke or change your vote, then you must follow their instructions.  Proxies solicited by the Corporation’s Board of Directors will be voted according to the directions given therein.  Where no instructions are indicated, proxies will be voted FOR the amendment to the Articles of Incorporation to authorize issuance of the preferred stock, FOR the proposal to further adjourn, postpone, and continue the Special Meeting, and in their discretion on any other proposal considered at the Special Meeting.

What happens to the vote I previously submitted to the Corporation via proxy or broker instruction?

        All proxies and broker votes previously submitted in favor of the proposal to amend the Corporation’s Articles of Incorporation to authorize the Corporation to issue up to 500,000 shares of preferred stock will be deemed null and void.

        A new proxy card is enclosed to enable you to vote on the proposals listed above at the adjourned Special Meeting. Your vote is important.  Whether or not you are able to attend the Special Meeting in person, it is important that your shares be represented.   If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided.  Your vote can be changed if you attend the Special Meeting, withdraw your proxy, and vote in person.  Please vote as soon as possible.

If I vote in advance, can I still attend the adjourned Special Meeting?

        Yes.  You are encouraged to vote promptly by returning a proxy card by mail so that your shares will be represented at the Special Meeting.  However, voting your shares does not affect your right to attend the Special Meeting and vote your shares in person.

What constitutes a quorum and how many votes are required for the proposals?

        The Corporation will have a quorum and will be able to conduct the business of the adjourned Special Meeting if the holders of a majority of the votes that shareholders are entitled to cast are present at the Special Meeting, either in person or by proxy.  There were 3,118,325 shares of the Corporation’s common stock issued and outstanding on November 12, 2008, the record date.  A majority of the issued and outstanding shares, or 1,559,163 shares, present or represented by proxy, constitutes a quorum.  A quorum must exist to conduct business at the Special Meeting.

        Broker Vote. If you hold your shares in a bank or brokerage account, you should be aware that if you fail to instruct your bank or broker how to vote at least 10 days prior to the Special Meeting, the bank or broker is not permitted to vote your shares in its discretion on your behalf on non-routine items. If you want to assure that your shares are voted in accordance with your wishes on the proposal to amend the Corporation's Articles of Incorporation and for any further adjournment of the Special Meeting, you should complete and return your voting instruction form before January 12, 2009.

        Votes Required for the Approval of the Proposal. To approve the proposal, the following proportion of votes is required:

Item Certificate of Amendment to the Articles of Incorporation Further Adjournment, Postponement or Continuation of the Adjourned Special Meeting	Vote Required Approval of the majority of the outstanding shares entitled to vote at the Special Meeting Approval of the majority of the votes cast at the Special Meeting	Impact of Abstentions and Broker Non-Votes, if any Considered as votes against the proposal Not considered as votes cast

        The Corporation’s policy is to keep confidential proxy cards, ballots, and voting tabulations that identify individual shareholders.  However, exceptions to this policy may be necessary in some instances to comply with legal requirements and, in the case of any contested proxy solicitation, to verify the validity of proxies presented by any person and the results of the voting. Inspectors of election and any employees associated with processing proxy cards or ballots and tabulating the vote must acknowledge their responsibility to comply with this policy of confidentiality.

Do shareholders have rights of appraisal in regards to the proposal?

        Under applicable Michigan law, the Corporation’s shareholders are not entitled to appraisal rights with respect to the proposal to approve the Certificate of Amendment to the Corporation’s Articles of Incorporation to authorize the issuance of preferred stock or the proposal to further adjourn, postpone, or continue the Special Meeting.

What is the recommendation of the Corporation’s Board of Directors?

        The Corporation’s Board of Directors recommends that each shareholder vote FOR the Amendment to the Articles of Incorporation and FOR the proposal to further adjourn, postpone, or continue the Special Meeting.

What will the consequences be if Proposal One is not approved?

        If Proposal One is not approved, the Corporation may have a distinct disadvantage against competitors in the current environment and may be limited in its ability to raise and attract capital to sustain the growth of the Corporation in the future.

Who pays for the solicitation of proxies?

        The accompanying proxy is being solicited by the Corporation’s Board of Directors. We will bear all expenses incurred in connection with the solicitation of proxies. We will, upon request, reimburse brokerage firms and other nominee holders for their reasonable expenses incurred in forwarding the proxy solicitation materials to the beneficial owners of our shares. Our officers, directors, and employees may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile, or other electronic means. They will not receive any additional compensation for those activities, but they may be reimbursed for their out-of-pocket expenses. In addition, we have hired Morrow & Co., LLC (at toll free 800-607-0088) to solicit proxies on our behalf. The total fees and expenses to be paid to Morrow & Co. for its services are expected to be less than $12,500.

PROPOSAL ONE:
CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

        Under the Corporation’s existing Articles of Incorporation, the Corporation does not have the authority to issue preferred stock.  If the shareholders approve Proposal One to amend the Articles of Incorporation, the Corporation will be authorized to issue up to 30,000 shares of preferred stock, no par value per share (the “Certificate of Amendment”).  The preferred stock to be authorized (“Preferred Stock”) would have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors from time to time.  As such, the Preferred Stock would be available for issuance without further action by the Corporation’s shareholders, except as may be required by applicable law or pursuant to the requirements of the exchange or quotation system upon which the Corporation’s securities are then trading or quoted.

        The Board of Directors believes that the authorization of the Preferred Stock is advisable and in the best interests of the Corporation and its shareholders for several reasons.  The authorization of the Preferred Stock would permit the Board of Directors to issue such stock without further shareholder approval and, thereby, provide the Corporation with flexibility in structuring capital-raising transactions.  The Preferred Stock would enable the Corporation to respond promptly to and take advantage of market conditions and other favorable opportunities without incurring the delay associated with calling a special shareholders’ meeting to approve a contemplated stock issuance.   Although the Corporation presently contemplates no particular transaction involving the issuance of Preferred Stock, the Corporation’s management believes that Preferred Stock may be a component in any future raising of capital.

        Although the Corporation presently contemplates no particular transaction involving the issuance of Preferred Stock, the Corporation’s management believes that Preferred Stock would be a likely component in any future raising of capital. The full text of the proposed Certificate of Amendment is attached to this Supplemental Proxy Statement as Appendix A. If the Certificate of Amendment is approved, the Corporation’s Board of Directors would be authorized to issue Preferred Stock in one or more series, from time to time, with full or limited voting powers, or without voting powers, and with all designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions upon the Preferred Stock, as may be provided in the resolution or resolutions adopted by the Corporation’s Board of Directors.  The authority of the Corporation’s Board of Directors includes, but it not limited to, the determination or fixing of the following with respect to shares of any class or series of Preferred Stock:

1.	the number of shares (up to the number of shares authorized) and designation of any series of Preferred Stock;

2.	the dividend rate and whether dividends are to be cumulative;

3.	whether shares are to be redeemable, and, if so, whether redeemable for cash, property or rights;

4.	the rights to which the holders of shares shall be entitled, and the preferences, if any, over any other series;

5.	whether the shares shall be subject to the operation of a purchase, retirement or sinking fund, and, if so, upon what conditions;

6.	whether the shares will be convertible into or exchangeable for shares of any other class or of any other series of any class of capital stock and the terms and conditions of the conversion or exchange;

7.	the voting powers, full or limited, if any, of the shares;

8.	whether the issuance of any additional shares, or of any shares of any other series, will be subject to restrictions as to issuance, or as to the powers, preferences or rights of any of these other series; and

9.	any other preferences, privileges and powers and relative, participating, optional or other special rights and qualifications, limitations or restrictions.

        The actual effect of the issuance of any shares of the Preferred Stock upon the rights of holders of common stock cannot be stated until the Board of Directors determines the specific rights of any shares of the Preferred Stock.  However, the effects might include, among other things, restricting dividends on the common stock, diluting the voting power of the common stock, reducing the market price of the common stock, or impairing the liquidation rights of the common stock without further action by the shareholders.  Holders of the Corporation’s common stock will not have preemptive rights with respect to the Preferred Stock. However, while the terms of any capital raise would depend on the circumstances, the Corporation contemplates offering to existing shareholders the right to participate in any such future capital raise involving preferred stock.

FNBH Bancorp, Inc.‘s Board of Directors has approved and recommends a vote FOR the proposed Certificate of Amendment to the Articles of Incorporation.

[The remainder of this page is intentionally left blank.]

PROPOSAL TWO: ADJOURNMENT, POSTPONEMENT,
OR CONTINUATION OF THE ADJOURNED SPECIAL MEETING

        If at the adjourned Special Meeting the number of shares of the Corporation’s common stock present or represented and voting in favor of the Certificate of Amendment to the Articles of Incorporation is insufficient to approve Proposal One, the Corporation’s management may move to further adjourn, postpone, or continue the Special Meeting in order to enable its Board of Directors to continue to solicit additional proxies in favor of the proposal to amend the Articles of Incorporation. In that event, you will be asked to vote only upon the adjournment, postponement, or continuation proposal and not Proposal One.

        In this proposal, the Corporation is asking you to authorize the holder of any proxy solicited by its Board of Directors to vote in favor of further adjourning, postponing, or continuing the Special Meeting and any later adjournments.  If the Corporation’s shareholders approve the adjournment, postponement, or continuation proposal, the Corporation could further adjourn, postpone, or continue the Special Meeting, and any additionally adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the proposal to amend the Articles of Incorporation, including the solicitation of proxies from the shareholders that have previously voted against such proposal to amend the Corporation’s Articles of Incorporation.  Among other things, approval of the adjournment, postponement, or continuation proposal could mean that, even if proxies representing a sufficient number of votes against the proposal to amend the Articles of Incorporation have been received, the Corporation could further adjourn, postpone, or continue the Special Meeting without a vote on the proposal to amend the Articles of Incorporation and seek to convince the holders of those shares to change their votes to votes in favor of the approval of the amendment to the Articles of Incorporation.

        The adjournment, postponement, or continuation proposal requires that holders of more of the Corporation’s shares vote in favor of the adjournment, postponement, or continuation proposal than vote against the proposal.  Accordingly, abstentions and broker non-votes will have no effect on the outcome of this proposal.  No proxy that is specifically marked AGAINST the proposal to amend the Articles of Incorporation will be voted in favor of the adjournment, postponement, or continuation proposal, unless it is specifically marked FOR the discretionary authority to further adjourn, postpone or continue the Special Meeting to a later date.

        The Corporation’s Board of Directors believes that if the number of shares of its common stock present or represented at the Special Meeting and voting in favor of the proposal to amend the Articles of Incorporation is insufficient to approve the amendment, it is in the best interests of the shareholders to enable the Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes to approve the amendment.

FNBH Bancorp, Inc.‘s Board of Directors has approved and recommends a vote
FOR the proposal to further adjourn, postpone, or continue the Special Meeting.

[The remainder of this page is intentionally left blank.]

STOCK OWNERSHIP

        The following table sets forth information as of November 12, 2008 (except where a different date is mentioned) regarding each person (including any group as that term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934) who was known to be the beneficial owner of more than 5% of the Corporation’s common stock as of that date, each of the directors, the Chief Executive Officer and the other named executive officers, and all directors and executive officers as a group including the named executive officers:

Person	Amount and Nature of Beneficial Ownership		Approximate Percent of Class

Athena Bacalis	9,209		*
Gary R. Boss	10,092	(1)	*
Barbara Draper	23,855	(1)(2)	*
Richard F. Hopper	14,167	(1)	*
Dona Scott Laskey	49,175	(1)	2%
Ronald Long	10,518		*
James R. McAuliffe	19,018	(1)	*
Nancy Morgan	5,717		*
Rob Naudi	1,111		*
John M. Pfeffer	8,905		*
Randolph E. Rudisill	22,050	(1)(3)	*
Janice Trouba	3,775		*
W. Rickard Scofield	15,459		*
R. Michael Yost	9,436	(4)	*
All current executive officers and directors as a	202,487		6.42%
group (consisting of 14 persons)

*Less than one percent

(1)	Includes shares under the Corporation’s deferred compensation plan for directors. Those shares which are included in the amount shown above are as follows: Gary Boss 6,425 shares; Barbara Draper 541 shares; Richard F. Hopper 5,500 shares; Dona Scott Laskey 3,175 shares, James R. McAuliffe 9,904 shares and Randolph E. Rudisill 11,419 shares.
(2)	Includes 1,644 shares held for the benefit of Ms. Draper’s children.
(3)	Includes 400 shares held as custodian for Mr. Rudisill’s minor child and grandchild.
(4)	Includes 54 shares held jointly with child.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Approximate Percent of Class

Banc Funds Company, LLC (1)	242,345	7.9%

(1)	Based on information set forth in a Schedule 13G/A filed with the Securities and Exchange Commission on February 8, 2008, by the Banc Funds Company, LLC and certain related entities, reporting sole voting and dispositive power as to 242,345 shares. The address of Banc Funds Company, LLC is 20 North Wacker Drive, Suite 330, Chicago, Illinois, 60606.

OTHER MATTERS

        The Corporation’s Board of Directors is not aware of any business to come before the Special Meeting other than those matters described above in this Supplemental Proxy Statement.  However, if any other matters should properly come before the Special Meeting, including matters relating to the conduct of the Special Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of those voting the proxies.

MISCELLANEOUS

        The cost of solicitation of proxies will be borne by the Corporation.  In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by telephone without additional compensation. In addition, we have hired Morrow & Co., LLC (at toll free 800-607-0088) to solicit proxies on our behalf. The total fees and expenses to be paid to Morrow & Co. for its services are expected to be less than $12,500.

SHAREHOLDER PROPOSALS

Shareholder Proposals for Inclusion in 2009 Proxy Statement

        Shareholders who intend to submit a proposal for inclusion in the Corporation’s proxy materials for the Annual Meeting of Shareholders in 2009 may do so by following the procedures described in SEC Rule 14a-8. However, to be eligible for inclusion, shareholder proposals must have been received by the Corporation’s Secretary by November 13, 2008. In addition, under the Corporation’s Bylaws, no business may be brought before an annual meeting unless it is specified in a notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a shareholder who has delivered written notice to the Corporation’s Secretary (containing certain information specified in the Bylaws about the shareholder and the proposed action), not less than 30 days prior to the date of the originally scheduled meeting. This requirement is separate from and in addition to the SEC’s requirements that a shareholder must meet in order to have a shareholder proposal included in the Corporation’s proxy materials. For any proposal that is not submitted for inclusion in next year’s Proxy Statement, but is instead sought to be presented directly at the 2009 Annual Meeting of Shareholders, SEC rules permit management to vote proxies at its direction if we (1) receive notice of the proposal before the close of business on February 7, 2009, and advise shareholders in the 2009 Proxy Statement about the nature of the matter and how management intends to vote on such matter, or (2) do not receive notice of the proposal prior to the close of business on February 7, 2009.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Nancy Morgan Nancy Morgan, Secretary

APPENDIX A

CERTIFICATE OF AMENDMENT TO
ARTICLES OF INCORPORATION

[Attached]

MICHIGAN DEPARTMENT OF LABOR AND ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For use by Domestic Profit and Nonprofit Corporations
(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.     The present name of the corporation is:

2.     The identification number assigned by the Bureau is: 432207

3.     Article  III  of the Articles of Incorporation is hereby amended to read as follows:

ARTICLE III

The total authorized capital stock is 4,700,000 shares, of which four million two hundred thousand (4,200,000) shares shall be common stock, without par value, and thirty thousand (30,000) shares shall be preferred stock, without par value.

The authorized shares of common stock are all of one class with equal voting power, and each share shall be equal to every other such share.

The shares of preferred stock may be divided into and issued in one or more series. The Board of Directors is hereby authorized to cause the preferred stock to be issued from time to time in one or more series, with such designations and such relative voting, dividend, liquidation, conversion and other rights, preferences and limitations as shall be stated and expressed in the resolution or resolutions providing for the issue of such preferred stock adopted by the Board of Directors. The Board of Directors by vote of a majority of the whole Board is expressly authorized to adopt such resolution or resolutions and issue such stock from time to time as it may deem desirable.

COMPLETE ONLY ONE OF THE FOLLOWING:

4.     Profit or Nonprofit Corporation: For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.

The foregoing amendment to the Articles of Incorporation was duly adopted on the ____ day of ________________, ________, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this ___ day of _______________, ____

_______________________________________________ (Signature)	_______________________________________________ (Signature)

_______________________________________________ (Type or Print Name)	_______________________________________________ (Type or Print Name)

_______________________________________________ (Signature)	_______________________________________________ (Signature)

_______________________________________________ (Type or Print Name)	_______________________________________________ (Type or Print Name)

5.    Profit Corporation Only: Shareholder or Board Approval

The foregoing amendment to the Articles of Incorporation was duly adopted on the ___ day of _______________, 2009, by the: (check one of the following)

[X]	shareholders at a meeting in accordance with Section 611(3) of the Act.

[_]	written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1) of the Act. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of Incorporation.)

[_]	written consent of all the shareholders entitled to vote in accordance with Section 407(2) of the Act.

[_]	board of a profit corporation pursuant to section 611(2) of the Act.

Profit Corporations and Professional Service Corporations

Signed this ____ day of ___________________, 2009

By __________________________________________
(Signature of an authorized officer or agent)

              JANICE B. TROUBA
(Type or Print Name)

APPENDIX B

FORM OF PROXY CARD

[Attached]

FNBH Bancorp, Inc. 101 E. Grand River Ave. Howell, Michigan 48843	This Proxy is solicited on behalf of the Board of Directors

REVOCABLE PROXY

        The undersigned appoints Ronald Long, Athena Bacalis and Randolph E. Rudisill, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of FNBH Bancorp, Inc. held of record by the undersigned on November 12, 2008, at the special meeting of shareholders (adjourned from December 23, 2008) to be held January 22, 2009, and at any adjournment thereof.

1.	To approve an amendment to the Articles of Incorporation to authorize the issuance of up to 30,000 shares of preferred stock.

[__] FOR	[__] AGAINST	[__] ABSTAIN

2.	To authorize the adjournment, postponement, or continuation of the Special Meeting.

[__] FOR	[__] AGAINST	[__] ABSTAIN

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.
If no direction is made, this Proxy will be voted FOR Proposal 1 and Proposal 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

____________________________________________ Signature	____________________________________________ Signature if held jointly

Dated: __________________, 2009

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Any proxy or vote previously submitted for the adjourned
December 23, 2008 meeting is no longer valid.

YOU MUST SIGN AND RETURN A NEW PROXY CARD OR ATTEND
THE MEEETING FOR YOUR VOTE TO BE COUNTED AT THE
ADJOURNED MEETING ON JANUARY 22, 2009.

FNBH Bancorp, Inc.
Special Meeting of Shareholders
Adjourned to January 22, 2009

PLEASE SIGN AND RETURN A NEW PROXY CARD FOR YOUR
VOTE TO BE COUNTED AT THE ADJOURNED SPECIAL
MEETING ON JANUARY 22, 2009.

Any proxy or vote previously submitted for the
adjourned December 23, 2008 meeting is no longer valid.